Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes On Income
TAXES ON INCOME

NOTE 8 - TAXES ON INCOME:

a.	Corporate taxation in Israel

The income of the Company and Safe-T is taxed at the regular corporate tax rate which is 25% for 2016, 24% for 2017, and 23% for the year 2018 and thereafter.

Safe-T Inc. is taxed at a regular US federal tax rate of 15% for the tax year 2016, 35% for the tax year 2017, and 21% as of the tax year of 2018.

b.	Tax assessments

Tax assessments filed by the Company and Safe-T by 2013 are considered final.

c.	Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to approximately $3.3 million and $1.1 million as of December 31, 2018 and 2017, respectively.

Carryforward tax losses in Israel of Safe-T amounted to approximately $20.4 million and $15.4 million as of December 31, 2018 and 2017, respectively.

The Company did not recognize deferred taxes for these losses since their utilization is not expected in the foreseeable future.

d.	Theoretical tax reconciliation

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see section a above) and the actual tax expense:

	Year ended December 31,
	2018		2017		2016
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands

Loss before taxes on income, as reported in the statement of operations	100	11,747	100	5,312	100	8,920
Theoretical tax saving on this profit or loss	(23)	(2,702)	(24)	(1,275)	(25)	(2,230)
Increase in taxes resulting from permanent differences - non-deductible expenses	4.5	524	1.6	83	14.1	1,261
Increase in taxes resulting from tax losses in the reported year for which deferred taxes were not recognized	18.6	2,184	22.5	1,193	10.9	971
Tax expenses	0.05	6	0.02	1	0.02	2